Exhibit 4.1

C0000000230 | M NOVELION THERAPEUTICS INC. Number Shares * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * 00000000 A BRITISH COLUMBIA BUSINESS CORPORATIONS ACT COMPANY **SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIME N67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20 200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000 THIS CERTIFIES THAT NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION* THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NSOVEPLIONE*THCERAPIEMUTICSE*INNC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUT ICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.* zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****S PECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67 001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200 000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOV ELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THERAPEUTICS*INC.*zero****SPECIMEN67001K20200000000NOVELION*THE **067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOV ELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC. *zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K2020000 IS THE REGISTERED HOLDER OF 20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K*2020*000*0000OVE*LIO*N*TH*ERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THE 0000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTI CS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K RAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero**** 067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVEL ION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*z ero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K20200000000NOVELION*THERAPEUTICS*INC.*zero****067001K202000000 SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF NOVELION THERAPEUTICS INC. in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia. Dated: Dec 13, 2016 Chief Executive Officer COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (VANCOUVER) (TORONTO) TRANSFER AGENT AND REGISTRAR General Counsel By Authorized Officer The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON. CSAE_WIP_QLTQ_C02.mtl.pulls/000001/000001/i ISIN CA67001K2020 CUSIP 67001K202

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common		(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	- as tenants by the entireties			
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common			

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED: ____________________

_______________________ Signature of Shareholder

_______________________ Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.



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